SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):              9/25/02

CSFB Mortgage Securities Corp Home Equity Asset Trust, Pass-Through
 Certificates, Series 2002-1
(Exact name of registrant as specified in its charter)


          Delaware                      333-77054-14             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

      On       9/25/02  a scheduled distribution was made from the Trust
         to holders of the Certificates.  The Trustee has caused to be
         filed with the Commission, the Monthly Report dated   9/25/02
         The Monthly Report is filed pursuant to and in accordance with
         (1) numerous no-action letters (2) current Commission policy in the area.





         A.   Monthly Report Information
              See Exhibit No.1


         B.   Have any deficiencies occurred?  NO.
                            Date:
                            Amount:

         C.   Item 1: Legal Proceedings:  NONE

         D.   Item 2: Changes in Securities:   NONE

         E.   Item 4: Submission of Matters to a Vote of
              Certificateholders:  NONE

         F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
         Exhibit No.

   1.)       Monthly Distribution Report Dated                           9/25/02


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2002-HT1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                      9/25/02

DISTRIBUTION SUMMARY



   Class     Face Value             Beg              Prin            Rate
A-1         $450,000,000       $443,179,075      $7,532,825        2.10500%
A-2         $75,000,000        $73,740,191        $605,135         2.19000%
A-3         $100,000,000       $98,320,255        $806,847         2.15000%
A-4         $191,000,000       $187,791,687      $1,541,078        2.11000%
A-IO        $495,720,000       $487,841,459          $0            6.19000%
M-1         $57,500,000        $57,500,000           $0            2.69000%
M-2         $43,250,000        $43,250,000           $0            3.21000%
B-1         $33,500,000        $33,500,000           $0            4.11000%
B-2          $9,750,000         $9,750,000           $0            4.56000%
X           $960,000,050       $947,031,208          $0               N/A
R               $50                 $0               $0            2.13000%
Total       $960,000,050       $947,031,208      $10,485,885







                                                     Int
                 Int               Loss           Shortfall           End
Class
      A-1     $777,410              N/A              $0          $435,646,250
      A-2     $134,576              N/A              $0          $73,135,056
      A-3     $176,157              N/A              $0          $97,513,408
      A-4     $330,200              N/A              $0          $186,250,609
     A-IO    $2,665,397             N/A              $0          $481,471,284
      M-1     $128,896              $0               $0          $57,500,000
      M-2     $115,694              $0               $0          $43,250,000
      B-1     $114,738              $0               $0          $33,500,000
      B-2     $37,050               $0               $0           $9,750,000
        X        $0                 N/A              $0          $938,578,613
        R        $0                 N/A              $0               $0
    Total    $4,480,117             $0               $0          $936,545,323






AMOUNTS PER $1,000 UNIT

                                                                   Interest
Class           Cusip              Prin              Int         Carry-forward
A-1           22541NAA7           16.7396           1.7276          0.0000
A-2           22541NAB5           8.0685            1.7943          0.0000
A-3           22541NAC3           8.0685            1.7616          0.0000
A-4           22541NAD1           8.0685            1.7288          0.0000
A-IO          22541NAE9           0.0000            5.3768          0.0000
M-1           22541NAG4           0.0000            2.2417          0.0000
M-2           22541NAH2           0.0000            2.6750          0.0000
B-1           22541NAJ8           0.0000            3.4250          0.0000
B-2           22541NAK5           0.0000            3.8000          0.0000
X                                   N/A              N/A              N/A
R             22541NAF6           0.0000            0.0000          0.0000
Total                             0.0000            0.0000          0.0000









Class                               End
A-1                              968.1028
A-2                              975.1341
A-3                              975.1341
A-4                              975.1341
A-IO                             971.2565
M-1                              1000.0000
M-2                              1000.0000
B-1                              1000.0000
B-2                              1000.0000
X                                   N/A
R                                 0.0000
Total                             0.0000
                                   Grp 1            Grp 2            Total
Principal Distributions:
Beginning Balance *             518,706,945      420,218,404      938,925,350
     Scheduled Principal          327,173          279,438          606,612
     Prepays (Includes Curt)     5,599,041        2,103,710        7,702,751
     Net Liquidation Proceed         0                0                0
     Loan Purchase Prices            0                0                0
     Total Principal Remitta     5,926,214        2,383,149        8,309,363
     Net Realized Losses             0                0                0
Ending Balance                  512,780,731      417,835,255      930,615,986
Agg End Coll Bal                516,515,438      422,063,175      938,578,613

Ending Overcollateralization Amt                                       0

Prefunding Account:
Beginning Balance                4,781,820        5,000,650        9,782,470
Subsequent Transfer               897,894          773,376         1,671,270
Added to avail cert prin          149,219            -646           148,573
Amt on Dep in Pref Acct          3,734,707        4,227,919        7,962,627



Interest Distributions:
Sched Int - Net of Serv Fee      3,608,730        2,764,902        6,373,631
Capit Int Acct withdrawals        16,117            17,541          33,658
Less Relief Act Interest Sho         0                0                0
                                 3,624,846        2,782,443        6,407,289


Capitalized Interest Account:
Beginning Balance                                                   40,889
less: Capit Int Req               16,117            17,541          33,658
less: W/D of Overfunded Int Amt to Dep                               7,231
Ending Balance                       0                0                0


                                   Grp 1            Grp 2            TOTAL
Servicing Fee                     216,128          175,091          391,219
Trustee Fee                          0                0                0
Credit Risk Manager Fee            7,564            6,128           13,693
FSA Premium                       22,159            14,306          36,465

Advances
Curr Agg  Adv as of det date                                     Not Available
Out Agg Adv as of end of prior calendar month                    Not Available



Delinquency Information


                Grp 1                               Grp 2
                Count             Balance           Count           Balance
30-59            67              7,433,863            42           6,287,916
60-89             8              1,003,401            9             809,394
90+               6               987,715             3             317,698

*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

Foreclosures
                Count             Balance
Grp 1             3               148,661
Grp 2             6              1,214,601

REO
                Count             Balance
Grp 1             0                  0
Grp 2             0                  0

Bankruptcies
                Count             Balance
Grp 1             1               39,676
Grp 2             3               382,807

                                   Grp 1            Grp 2            Total
# Loans for which Prep. Prem        28                6               34
Amt of Prep Premiums              124,349           24,599          148,948

Curr. Three Month Del.Rate                                         0.52249%
(60+days)
Rolling Three Month Del. Rate                                      0.35682%
(60+days)

Num of Loans Repurch                 0                0                0
Prin. Bal. of Loans Repurch          0                0                0



Real. Losses during  Due Prd         0                0                0
Cum. Net Real. Losses                0                0                0
(since Startup Day)
WAM                                 349              349              349
WAC                              8.84860%          8.39561%        8.64586%
NET WAC                          8.33110%          7.87811%        8.12836%

Insured Payment on Class A-1                                           0
Insured Payment on Class A-2                                           0
Insured Payment on Class A-3                                           0
Insured Payment on Class A-4                                           0

Num of Mortg Loans                 3,903            2,454            6,357

Senior Enhancement %                                               15.59900%
(prior to curr. Prd. Pmts.)
Net Excess Spread                                                  2.56752%

Dep to Basis Risk Reserve Fund                                         0
Basis Risk Reserve Fund Balance                                      5,000

         SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSFB Mortgage Securities Corp Home Equity Asset Trust, Pass-Through
 Certificates, Series 2002-1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA